Exhibit 99.2

1PCF A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 04BVWD 1. Approve the Agreement and Plan of Reorganization and Merger dated as of July 12, 2026, by and among TriCo Bancshares, a California corporation (“TriCo”), First Hawaiian, Inc. (“First Hawaiian”), a Delaware corporation and Horizon Merger Sub, Inc. a California corporation and wholly-owned subsidiary of First Hawaiian (the “merger agreement”). 3. Adjourn the TriCo special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TriCo special meeting to approve the merger agreement or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to the holders of TriCo common stock. For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 2. Approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of TriCo in connection with the transactions contemplated by the merger agreement. Special Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q NOTE: Such other business as may properly come before the meeting or any adjournment thereof. MMMMMMMMMMMM MMMMMMMMM 1234 5678 9012 345 6 9 9 7 4 2 If no electronic voting, delete QR code and control # 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 2024 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM Online Go to www.envisionreports.com/TCBKSPC or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TCBKSPC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TCBKSPC Special Meeting of Shareholders – October 29, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Richard P. Smith and Peter G. Wiese, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of TriCo Bancshares common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2026 Special Meeting of Shareholders to be held on Thursday, October 29, 2026 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. For those who are participants of the TriCo Bancshares Employee Stock Ownership Plan (the “Plan”), this proxy also covers all shares of TriCo Bancshares common stock for which you have the right to give voting instructions to Stonehaven Trust Company, the independent trustee (the “Trustees”), of the Plan. Please instruct the Trustees how to vote on these proposals by indicating your selection on the reverse of this Proxy card. If the Trustees do not receive written instructions from you before 12:00 a.m. Pacific Time on Wednesday, October 28, 2026, the Trustees will vote your shares held in the Plan in the same proportion as the shares for which instructions are received. This proxy, when properly executed, will be voted in a manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Items to be voted appear on reverse side) Proxy — TRICO BANCSHARES C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. Change of Address — Please print new address below. Comments — Please print your comments below. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders. The Notice and Proxy Statement is available at: www.envisionreports.com/TCBKSPC The Special Meeting of Shareholders of TriCo Bancshares will be held on Thursday, October 29, 2026, at 1:00 p.m. Pacific Time, virtually via the Internet at meetnow.global/M99LQ4F. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

1UPX A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 04BVZC For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Special Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 1. Approve the Agreement and Plan of Reorganization and Merger dated as of July 12, 2026, by and among TriCo Bancshares, a California corporation (“TriCo”), First Hawaiian, Inc. (“First Hawaiian”), a Delaware corporation and Horizon Merger Sub, Inc. a California corporation and wholly-owned subsidiary of First Hawaiian (the “merger agreement”). 3. Adjourn the TriCo special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TriCo special meeting to approve the merger agreement or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to the holders of TriCo common stock. For Against Abstain 2. Approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of TriCo in connection with the transactions contemplated by the merger agreement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. MMMMMMMMMMMM MMMMMMMMM 699742 2024

Special Meeting of Shareholders – October 29, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Richard P. Smith and Peter G. Wiese, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of TriCo Bancshares common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2026 Special Meeting of Shareholders to be held on Thursday, October 29, 2026 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. For those who are participants of the TriCo Bancshares Employee Stock Ownership Plan (the “Plan”), this proxy also covers all shares of TriCo Bancshares common stock for which you have the right to give voting instructions to Stonehaven Trust Company, the independent trustee (the “Trustees”), of the Plan. Please instruct the Trustees how to vote on these proposals by indicating your selection on the reverse of this Proxy card. If the Trustees do not receive written instructions from you before 12:00 a.m. Pacific Time on Wednesday, October 28, 2026, the Trustees will vote your shares held in the Plan in the same proportion as the shares for which instructions are received. This proxy, when properly executed, will be voted in a manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Items to be voted appear on reverse side) Proxy — TRICO BANCSHARES q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders. The Notice and Proxy Statement is available at: www.edocumentview.com/TCBKSPC